UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   333-141054             20-3079717
(State or Other Jurisdiction     (Commission File       (I.R.S. Employer
      of Incorporation)              Number)          Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                          Perf-Go Green Holdings, Inc.
                           7425 Brighton Village Drive
                        Chapel Hill, North Carolina 27515
          (Former name or former address, if changed since last report)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 13, 2008, Perf Holdings, Inc., f/k/a ESYS Holdings, Inc. and La Solucion, Inc. ("Perf Holdings" or the "Company") entered into a Share Exchange Agreement (the "Agreement") with Perf-Go Green, Inc. ("Perf-Go Green"), a privately-owned Delaware corporation, and the shareholders of Perf-Go Green (the "Perf-Go Green Shareholders") pursuant to which the Company acquired all of the outstanding shares of common stock of Perf-Go Green from the Perf-Go Green Shareholders (the "Share Exchange"). As consideration for the Share Exchange, the Company has agreed to issue an aggregate of 21,079,466 shares of common stock, $0.0001 par value (the "Common Stock") to the Perf-Go Green Shareholders. In connection with the Agreement, the Company filed a Certificate of Amendment with the Delaware Secretary of State changing its name from ESYS Holdings, Inc. to Perf-Go Green Holdings, Inc. The Share Exchange resulted in a change in control of the Company with Perf-Go Green Shareholders owning 21,079,466 shares of the Company's common stock out of a total of 32,279,470 shares issued and outstanding immediately following the Share Exchange. In addition, Anthony Tracy, Governor George E. Pataki, Ben Tran and Linda Daniels, directors of Perf-Go Green, were elected as directors of Perf Holdings, and appointed as the Company's executive officers, along with Arthur Stewart, the Chief Financial Officer of Perf-Go Green.

     On May 13, 2008, the Company completed a private placement offering (the "Offering") pursuant to which it issued to accredited investors (the "Investors"), 10% senior secured convertible debentures in the principal amount of $2,775,000, in the aggregate (the "Notes"), and warrants to purchase a total of 3,700,000 shares of the Company's common stock (the "Warrants") at an exercise price of $1.00 per share. The Warrants may be exercised for a period of five years. The Company intends to offer up to $5,000,000 in convertible notes in connection with the Offering.

     To complete the Offering, the Company entered into several agreements, including the following (collectively the "Transaction Documents"), each of which is discussed in more detail below:


o    Subscription Agreement,

o    Notes,

o    Warrant,

o    Registration Rights Agreement, and

o    Security Agreement.


Subscription Agreement

     Under the terms of the Subscription Agreement, each Investor agreed to purchase the a certain number of Notes and Warrants. The Notes are convertible into shares of the Company's common stock at an initial conversion price of $0.75 per share.

     The Company made customary representations and warranties to the Investors, and received customary representations and warranties from the Investors.

     Under the terms of the Subscription Agreement, The Company agreed to pay vFinance Investments, Inc., the placement agent ("Placement Agent") for the Offering, a fee equal to (i) 10% of the gross proceeds received by the Company payable at each Closing for the Offering; (ii) 10% of the cash held by the
Company which will be available to the Company as a result of the Share Exchange, payable at the first Closing; (iii) warrants equal to 10% of the number of shares of common stock into which the Notes are initially convertible into at the first Closing and each additional Closing; and (iv) 420,000 Warrants. All Placement Agent warrants are exercisable at $1.00 per share, for a period of five years from the closing. The Company will also reimburse the Placement Agent for its out-of-pocket expenses (including attorneys' fees) incurred in connection with the Offering. The Company expects to use the proceeds for general working capital purposes and marketing related expenses.

     In effecting the Offering, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company did not engage in any public advertising or general solicitation in connection with this transaction. The Company provided the Investors with disclosure of the material aspects of its and Perf-Go Green's business, including providing the Investors with its reports filed with the SEC, access to its auditors, and other financial, business, and corporate information. Each Investor represented to the Company that it was an "accredited investor" as defined under Regulation D under the Securities Act of 1933, as amended.

10% Senior Secured Convertible Debenture

     Under certain circumstances, the Note holders are entitled to have their conversion price adjusted to correspond to common stock holders' rights to any stock dividend, stock split, stock combination or reclassification of shares. The $0.75 conversion price (the "Fixed Conversion Price") may also be adjusted if the Company issues shares of its capital stock at a price of less than $0.75 per share.

     The Notes bear interest at a rate of 10% per annum and they will mature on May 13, 2011 unless previously paid.

Security Agreement

     As security for the payment of the obligations represented by the Notes, the Company also entered into a Security Agreement and granted the Investors a first priority security interest in substantially all of the Company's assets subject to limited and specified exceptions. The Company also agreed, among other things, not to incur any additional indebtedness except under limited circumstances.

Warrants

     The Warrants issued to the Investors are exercisable through May 13, 2013 at an initial price of $1.00 per share, subject to adjustment as provided for therein.

Registration Rights Agreement

     As noted above, the Company entered into a Registration Rights Agreement with the Investors. As a result, the Company has an obligation to prepare and file with the SEC within 150 calendar days of the first Closing a registration statement to register the common stock underlying the Notes and the Warrants. In the event the Company fails to meet such filing deadlines, the Company shall pay each Investor as liquidated damages 1.25% of the aggregate purchase price paid by such Investor and shall pay each Investor such amount on a monthly basis until such failure is cured. In no case shall such liquidated damages exceed 15% of the aggregate subscription amount paid by the Investor.

                           Qualification of Summaries

     The foregoing descriptions of the Transaction Documents are merely summaries, and are not intended to be complete. The Transaction Documents are each filed as exhibits to this Current Report on Form 8-K, and the full text of each such exhibit is incorporated herein by reference in its entirety and the summaries discussed above are qualified in full by the full text of such exhibits.


Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01 in its entirety.

NOTE: The discussion contained in this Item 2.01 relates primarily to Perf-Go Green. Information relating to the business and results of operations of Perf Holdings and all other information relating to Perf Holdings has been previously reported in its Annual Report on Form 10-KSB for the year ended October 31, 2007 and prior periodic filings with the SEC and is herein incorporated by reference to those reports.

                     DESCRIPTION OF PERF HOLDING'S BUSINESS

Perf Holdings Organizational History

     Perf Holdings was incorporated in the State of Delaware in April 2005. Perf Holdings maintains its statutory registered agent's office at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, New Castle County. Its registered agent is The Corporation Trust Company. Its business office is located at 100 Europa Drive, Chapel Hill, NC 27517. Its mailing address is P.O. Box 3254, Chapel Hill, North Carolina 27515. Originally, its business was intended to provide assistance to the non-English speaking Hispanic population in building and maintaining a life in North Carolina. It is a start up company and did not establish operations in connection with our business plan. As a result of the Share Exchange, Perf-Go Green became a wholly-owned subsidiary of Perf Holdings and Perf Holdings succeeded to the business of Perf-Go Green as its sole business.

                     DESCRIPTION OF PERF-GO GREEN'S BUSINESS

     Perf-Go Green's executive office is located at 645 Fifth Avenue, 8th Floor, New York, New York 10022. Perf-Go Green's telephone number is (212) 848-0253. Perf-Go Green maintains an Internet Website at www.perfgogreen.com. Information contained on its Internet Website is for informational purposes only and is not part of this Current Report on Form 8-K. For the purposes of the sections entitled "Description of Perf-Go Green's Business" and "Risks Related to Our Business", Perf-Go Green is herein referred to as "we", "our" or the "Company".

     We were organized in November 2007 as a Delaware limited liability company. In January 2008, we converted to a Delaware corporation. Our objective is to create an environmentally friendly "green" company for the development and global marketing of eco-friendly, non-toxic, food contact compliant, biodegradable plastic products. We believe our biodegradable plastic products offer a practical and viable solution for reducing plastic waste from the world environment. Based solely on environmental claims statements made by EPI Environmental Technologies, Inc. ("EPI"), the Company that manufactures TDPA, an oxo-biodegradable plastic additive that speeds up the break down of our plastic products, we believe our plastic products will break down in landfill environments within twelve (12) to twenty four (24) months, leaving no visible or toxic residue. All of our products incorporate recycled plastic. Our products make important strides towards the reduction of plastic from the environment.

     We have partnered with Spectrum Plastics, a large manufacturer and distributor of plastic bags and plastic products to manufacture and distribute our plastic products. With its headquarters located in Cerritos, California, Spectrum's revenues exceed $250,000,000 in the United States. Spectrum's owner and President, Ben Tran, is a director of Perf-Go Green and shares in one of the patents on our handle tie-bags.

     The manufacturing of our biodegradable plastic products is a multi-step process. Spectrum Plastics starts by using recycled plastic and combines it with TDPA. Spectrum Plastics has been issued a license by EPI to use TDPA. Spectrum Plastics utilizes a proprietary application method to produce the film made with TDPA for our trash bags. As a result of this process, we believe, based on EPI's environmental claims relating to TDPA, our plastic products, when discarded in soil in the presence of microorganisms, moisture and oxygen, will biodegrade, decomposing into simple materials found in nature and will be 100% degradable. We believe this degradable plastic additive technology will be suitable in the creation of many mainstream consumer products.

     During 2008, we intend to launch and market six (6) prominent plastic product categories:

     o    Thirteen gallon, extra tall kitchen garbage bags

     o    Thirty gallon garage, lawn and leaf garbage bags

     o Commercial garbage bags (various sizes for office buildings and for municipalities, parks and beaches.)

     o    Kitty litter liner bags (three sizes)

     o    10 foot by 20 foot plastic drop cloths

     o    Disposable diapers (baby and adult sizes)

     We anticipate the sale and distribution of our initial product offering, the thirteen gallon extra tall kitchen trash bags, will begin in the third quarter of 2008. We believe that we are the first company to mass-market 100% biodegradable trash bags and other plastic products.

The Market Place and Opportunity

     The need to control and shrink plastic waste worldwide presents a compelling challenge. According to a recycling study conducted by the University of Oregon, over 16 million tons of plastic waste is generated annually in the U.S. Only 2.2% of all plastics are currently recycled with the other 97.8% ending up in landfills. These plastic products can take up to 1000 years to breakdown. In the U.S., 18 billion disposable diapers end up in landfills each year. These diapers take about 500 years to breakdown. An estimated 500 billion to one trillion new plastic bags are used annually; this breaks down to more than one million plastic bags a minute.

     The number of Americans seeking green products stands at approximately 30 million today and that number is increasing. U.S. consumers continue to demonstrate a growing appetite for natural and organic products, as manufacturers and retailers expand into new and nontraditional areas and increase their offerings. Total sales for the natural and organic industry increased by fifty-six (56%) percent between 2002 and 2006. The opportunity exists to boldly mass market biodegradable plastic products to the consumers seeking green products.

     Todd Woody of the Green Wombat reported, since April 2007, Wal-Mart has tracked purchases of five eco-oriented products to measure its 180 million customers' attitudes toward buying green products. The products were compact fluorescent light bulbs, organic milk, concentrated or reduced-packaging liquid laundry detergents, extended-life paper products and organic baby food. Wal-Mart found approximately 18% of its customers are making green purchases at its stores.

     According to the AARP, 40 million baby boomers have gone green. A study by Accenture done in October 2007 found that two-thirds of consumers would pay a premium for green products.

     A study conducted by BDO Seidman, LLP in October 2007 found that 83% of the largest retailers, including companies such as Nike, Gap, Sears, Wal-Mart, Target and IKEA are involved in green practices. The majority of these companies are pursuing a combination of selling green products and improving operations and facility efficiencies.

Competitive Landscape

     Glad and Hefty have yet to announce or market 100% biodegradable plastic trash bags. We believe these companies will be our strongest competitors as each are well-capitalized, have high brand recognition, highly recognizable packaging and split 75% of the shelf space allotted to plastic products in most retail stores.

     According to our research, the only other 100% biodegradable or compostable trash bags currently marketed, such as Compost-A-Bag, Al-PACK, and BioBag suffer from low consumer awareness, weak packaging, and overall minimal brand presence in big box retailers. Seventh Generation trash bags are made from recycled plastics, with a 55% minimum total recycled content according to its packaging.

Other bags marketed as biodegradable fall short of Perf Go Green's goal of using recycled plastic that is 100% biodegradable, disappearing in landfill in 12-24 months with extra strength at .9 and 1.0 mil.

     We believe Perf Go Green's packaging speaks to the customer in a smart and meaningful way. Our packaging is designed to give our products a strong and distinctive presence on the shelves of our customers.

Marketing and Sales Objectives and Strategies

     The Company is currently negotiating to secure placement and premier featuring and exposure with "brand-making" retailers such as Wal-Mart, Walgreens and Target. Yearly growth and expansion with retailers across the country is expected with the release of new products and demand for Perf Go Green's biodegradable plastic products.

     A combination of brand building messages will be delivered through several marketing and advertising vehicles, including television, radio, national print, online marketing and search engine optimization, and retail store promotions. Our products were showcased at the Chicago International Housewares Show held March 16th through March 18th. 22,000 buyers from around the world attended this event. Our product received national attention by television networks and other media outlets as a "Hot New Household Product." Our product was awarded as a Design Defined Honoree for 2008 at the show. Additionally, we signed six representative firms that give will us reach to major national retailers in the U.S. and Canada.

Green 21.0 Foundation

     We have established the Go Green 21.0 Foundation that brings another level of awareness to Perf Go Green Products. Go Green 21.0 will foster and promote green initiatives around the world with the help of schools, communities and individuals wanting to make a difference. We will capitalize and fund Go Green
21.0 with a percentage of our profits and shares of our common stock while seeking sponsorships with like-minded brands, associations and institutions. Our first green initiative will be rolled out in schools across the country. Go Green 21.0 will sponsor of an initiative to gather plastics for recycling while gaining monetary benefits to participating schools.

Patents and Trademarks

     We presently hold a registered patent in the United States on the unique dispensing system utilized for our trash container liners. The dispensing system includes a ridge box containing a supply of liners in the form of a cylindrical roll of a continuous strip of liners. The liners extend through an open slot in the top of the box and the inner most liner of the roll is securely attached to a cylindrical spindle on which the liners are wound. The dispenser also includes a reinforcing insert in the form of a piece of sheet rock in a U-shape partially surrounding the role of liners. The box is detachably secured to the bottom of the trash container and the spindle is dimensioned so as not to pass through the slot. Accordingly, when the last line in the box is used and removed from the container, the box is removed as well. We also own (together with Ben Tran a principal of Spectrum Plastics and a Director of our Company) a patent application which is currently pending in the United States Patent and Trademark Office which covers a roll of plastic bags having integral handles and which can also be used to close each bag.

     Both the patent and patent application are owned by the Company by assignment from Tracey Productions, LLC of which our Chief Executive Officer, Tony Tracy, is a principal. In addition, we are the exclusive licensee, for biodegradable plastic bags of the trademark "PERF". The trademark PERF is owned by Tracey Productions, LLC. In addition, we presently have several trademark applications pending in the United States Patent and Trademark Office. Below is a chart summarizing our pending trademark applications.


------------------------------------ ------------------ ------------------ -------------------------------------------
MARK                                 SERIAL NO.         FILING DATE        DESCRIPTION
------------------------------------ ------------------ ------------------ -------------------------------------------
BIODEGRADABLE BY NATURE GREEN BY     77/390,864         February 7, 2008   Trash bags; trash can liners; lawn and
CHOICE                                                                     leave bags; disposable diapers
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Plastic drop cloths
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Drinking straws
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Disposable     trash    bag     dispenser;
                                                                           disposable  kitty  litter  bag  dispenser;
                                                                           beverage stirrers
------------------------------------ ------------------ ------------------ -------------------------------------------
GO GREEN & DESIGN                    77/390,510         February 7, 2008   Trash  bags;  trash can  liners;  lawn and
                                                                           leave bags
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Plastic drop cloths
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Drinking straw
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Disposable     trash    bag     dispenser;
                                                                           disposable  kitty  litter  bag  dispenser;
                                                                           beverage stirrers
------------------------------------ ------------------ ------------------ -------------------------------------------
GLOBAL COOLING                       77/418,792         March 12, 2008     Plastic  bags;  plastic  drop  cloths  and
                                                                           disposable diapers.
------------------------------------ ------------------ ------------------ -------------------------------------------
GO GREEN (Green Stylized)            77/390,475         February 6, 2008   Trash  bags;  trash can  liners;  lawn and
                                                                           leave bags
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Plastic drop cloths
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Drinking straw
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Disposable     trash    bag     dispenser;
                                                                           disposable  kitty  litter  bag  dispenser;
                                                                           beverage stirrers
------------------------------------ ------------------ ------------------ -------------------------------------------
GREEN FUTURE                         77/418,792         March 12, 2008     Plastic  bags;  plastic  drop  cloths  and
                                                                           disposable diapers.
------------------------------------ ------------------ ------------------ -------------------------------------------
GREEN GENERATION                     77/418,777         March 12, 2008     Plastic  bags;  plastic  drop  cloths  and
                                                                           disposable diapers.
------------------------------------ ------------------ ------------------ -------------------------------------------
HELPING OUR PLANET, ONE DIAPER AT    77/390,838         February 7, 2008   Disposable Diaper
A TIME
------------------------------------ ------------------ ------------------ -------------------------------------------
HELPING OUR PLANET, ONE BAG AT A     77/390,833         February 7, 2008   Trash  bags;  trash can  liners;  lawn and
TIME                                                                       leave bags



                                       8

------------------------------------ ------------------ ------------------ -------------------------------------------
MARK                                 SERIAL NO.         FILING DATE        DESCRIPTION
------------------------------------ ------------------ ------------------ -------------------------------------------
I'M THE SMARTEST BAG AROUND          77/390,850         February 7, 2008   Trash  bags;  trash can  liners;  lawn and
                                                                           leave bags
------------------------------------ ------------------ ------------------ -------------------------------------------
PERF (Stylized in Red)               77/390,425         February 6, 2008   Trash  bags;  trash can  liners;  lawn and
                                                                           leave bags; disposable diapers
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Plastic drop cloths
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Drinking straws
------------------------------------ ------------------ ------------------ -------------------------------------------
                                                                           Disposable     trash    bag     dispenser;
                                                                           disposable    kitty   litter    dispenser;
                                                                           beverage s
------------------------------------ ------------------ ------------------ -------------------------------------------


Government Regulation

     We are  subject  to a  variety  of  federal,  state  and  local  government regulations. Our business is subject to local, state and federal laws and regulations concerning environmental, health and safety matters, including those relating to air emissions, wastewater discharges and the generation, handling, storage, transportation, treatment and disposal of hazardous materials. We believe we are in substantial compliance with all applicable laws and regulations. In addition, the manufacture, sale and use of biodegradable plastic products are subject to regulation by the U.S. Food and Drug Administration (the "FDA") as well as other federal and state agencies. The FDA's regulations are concerned with substances used in food packaging materials, not with specific finished food packaging products. Thus, food and beverage containers are in compliance with FDA regulations if the components used in the food and beverage containers: (i) are approved by the FDA as indirect food additives for their intended uses and comply with the applicable FDA indirect food additive regulations; or (ii) are generally recognized as safe for their intended uses and are of suitable purity for those intended uses. We may develop additional products, including food packaging products. Additionally, we advertise our products as biodegradable and must conform with the Federal Trade Commission's Guides for the use of Environmental Marketing Claims.

Employees

     As of May 1, 2008, we had five employees. None of our employees are represented by a labor union, and we consider our employee relations to be excellent.

Legal Proceedings

     From time to time, Perf-Go Green may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. On April 11, 2008, David Conklin, a shareholder of the Company, asserted a claim against Tony Tracy, our Chairman of the Board of Directors and Chief Executive Officer, alleging that, based on Mr. Conklin's prior contributions to other companies operated by Tony Tracy as well as prior agreements between Mr. Conklin and Mr. Tracy, Mr. Conklin was entitled to be issued a ten (10%) percent interest in the Company. The parties are currently attempting to settle this dispute. In furtherance of these settlement discussions, Mr. Tracy has agreed to place 2,000,000 shares of the common stock of the Company in escrow until the dispute is resolved. At this time, Mr. Conklin has not asserted any claim against the Company. By written agreement dated April 16, 2008, Mr. Conklin agreed that in the event that it is determined, either by agreement or pursuant to court order, that he is entitled to shares of the Company's stock, such shares shall be taken from Mr. Tracy's interest in the Company.

Description of Property

     Perf-Go Green is leasing office space at 645 Fifth Avenue, 8th Floor, New York, New York 10022. This office is approximately 1,000 square feet with access to another 1,000 square feet of conference space and 800 square feet of sitting space, and is leased on a month to month basis with rent of $8,000 per month. Perf-Go Green currently subleases certain office space in Westport, Connecticut. This office is 1,500 square feet and is leased on a month to month basis with rent of $1,500 for the month.


                                  RISK FACTORS

     Investors, prior to making an investment decision, should carefully read all information pertaining to the Company and consider, along with other matters referred to herein, the risk factors set forth below, and other information throughout this Current Report on Form 8-K before making a decision to purchase securities. You should only purchase securities if you can afford to suffer the loss of your entire investment.


                          RISKS RELATED TO OUR BUSINESS

We have no operating history.

     We have only recently commenced the marketing and sale of our biodegradable plastic products. Prospective investors in our securities have no operating history on which to base an evaluation of our future performance. Our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in an early stage of development, particularly companies in new or rapidly evolving markets. Although we believe that we have developed a model that will be successful, there can be no assurance that we will be able to achieve or sustain profitability, or generate sufficient cash flow to meet our capital and operating expense obligations. As a result, you could lose your entire investment.

We are dependent on our relationship with Spectrum Plastics and if that relationship were terminated, the Company's business, financial condition and results of operations would be materially adversely affected.

     We  do  not  own  the  intellectual   property  which  makes  our  products
biodegradable. We have established a working relationship with Spectrum Plastics, the exclusive manufacturing and distribution partner for our plastic products. Spectrum Plastics has a licensing agreement with EPI Environmental Technologies, Inc. ("EPI"). EPI holds the patent for TDPA, the chemical additive which we believe, based on environmental claims statements published by EPI, makes our plastic products 100% biodegradable in conjunction with the Spectrum process. Spectrum Plastics has developed the process under which TDPA is utilized to make our products biodegradable. This process is Spectrum Plastic's trade secret. Our agreement with Spectrum Plastics allows us to market and sell our biodegradable plastic products utilizing TDPA. In the event of the termination of the agreement with Spectrum Plastics, we would be required to find a new manufacturer and distributor. We would also be required to develop a relationship with EPI in order to continue to utilize TDPA or find a replacement product. There is no assurance that we would successfully locate a replacement for Spectrum Plastics or EPI or that such replacement entities are capable of producing products which make the quality of those produced by Spectrum Plastics or EPI. The loss of our relationship with Spectrum Plastics or Spectrum's license to use TDPA would have a material adverse effect on our business, financial condition and results of operations.

We have not performed any independent testing of the biodegradability of our plastic products.

     The manufacturing of our biodegradable plastic products is a multi-step process. Spectrum Plastics starts the process by using recycled plastic and then combines it with TDPA. Spectrum Plastics utilizes a proprietary application method to produce the film made with TDPA for our trash bags. Based solely on EPI's environmental claims relating to the degradability of TDPA, we believe our plastic products will biodegrade when discarded in soil in the presence of microorganisms, moisture and oxygen decomposing into simple materials found in nature and will be 100% degradable. We have not independently verified EPI's claims nor have we tested the effect, if any, of Spectrum Plastic's process on the biodegradability of our plastic products. There can be no assurance that our plastic products will achieve our expected result. In the event our products do not conform to EPI's claims regarding degradability, our business, financial condition and results of operations would be materially adversely affected.

We may be unable to manage our growth.

     We are planning for rapid growth and intend to aggressively build our Company. The growth in the size and geographic range of our business will place significant demands on management and our operating systems. Our ability to manage our growth effectively will depend on our ability to attract additional management personnel; to develop and improve our operating systems; to hire, train, and manage an employee base; and to maintain adequate service capacity. Additionally, the proposed rapid roll-out of our products and operations may require hiring additional management personnel to oversee procurement and materials management duties. We will also be required to rapidly expand our operating systems and processes in order to support the projected increase in product applications and demand. There can be no assurance that we will be able to effectively manage growth and build the infrastructure necessary to achieve its rapid roll-out plan.

Our success depends on our ability to retain our key personnel.

     Our present and future performance will depend on the continued service of our senior management personnel, key sales personnel, and consultants. Our key employees include Tony Tracy, our Chairman and Chief Executive Officer, Michael Caridi, our Chief Operating Officer, Linda Daniels, our Chief Marketing Officer, and Arthur Stewart, our Chief Financial Officer. The loss of the services of any of these individuals could have an adverse effect on us. We currently have three-year employment agreements with Mr. Tracy, Mr. Caridi and Ms. Daniels. We do not maintain any key man life insurance on any of our key personnel.

The commercial success of our business depends on the widespread market acceptance of plastics manufactured with TDPA, the chemical additive which makes our plastic products 100% biodegradable and if we are unable to generate interest in plastic products produced with TDPA, we will be unable to generate sales and we will be forced to cease operations.

     The market for biodegradable plastics produced with TDPA is still developing. Our success will depend on consumer acceptance of plastics produced with TDPA. At present, it is difficult to assess or predict with any assurance the potential size, timing and viability of market opportunities for our product in the plastics market. The standard plastics market sector is well established with entrenched and well-capitalized competitors with whom we must compete. Achieving widespread market acceptance for these products will require substantial marketing efforts and the expenditure of sufficient resources to create brand recognition and customer demand and to cause potential customers to consider the potential benefits of the Company's products as against the traditional products to which they have long been accustomed. Moreover, we have limited marketing capabilities and resources. To date, substantially all of our marketing activities have been conducted by members of management. The prospects for our product line will be largely dependent upon our ability to achieve market penetration for such products. Achieving market penetration will require sufficient efforts by the Company to create awareness of and demand for our products. The Company's ability to build its customer base will depend in part on our ability to locate, hire and retain sufficient qualified marketing personnel and to fund marketing efforts, including advertising. There can be no assurance that our products will achieve widespread market acceptance or that our marketing efforts will result in profitable operations

We may not be successful in protecting our intellectual property and proprietary rights and we may be required to expend significant amounts of money and time in attempting to protect our intellectual property and proprietary rights and if we are unable to protect our intellectual property and proprietary rights our competitive position in the market could suffer.

     We have obtained a patent to protect our proprietary technologies relating to our unique dispensing system. In addition, we currently hold one registered trademark and have pending six trademark applications and one patent application pertaining to our intellectual property rights. If we fail to successfully enforce our intellectual property rights, our competitive position could suffer, which could harm our operating results. Patents may not be issued for our patent applications that we may file in the future or for our patent applications we have filed to date, third parties may challenge, invalidate or circumvent any patent issued to us, unauthorized parties could obtain and use information that we regard as proprietary despite our efforts to protect our proprietary rights, rights granted under patents issued to us, if any, may not afford us any competitive advantage, others may independently develop similar technology and protection of our intellectual property rights may be limited in certain foreign countries. We may be required to expend significant resources to monitor and police our intellectual property rights. Any future infringement or other claims or prosecutions related to our intellectual property could have a material adverse effect on our business. Any such claims, with or without merit, could be time consuming to defend, result in costly litigation, divert management's attention and resources, or require us to enter into royalty or licensing agreements. Such royalty or licensing agreements, if required, may not be available on terms acceptable to us, if at all. We may not be in a position to properly protect our position or stay ahead of competition in new research and the protecting of the resulting intellectual property.

Although we believe that our products do not and will not infringe upon the patents or violate the proprietary rights of others, it is possible such infringement or violation has occurred or may occur which could have a material adverse effect on our business.

     In the event that products we sell are deemed to infringe upon the patents or other proprietary rights of third parties, we could be required to modify our products or obtain a license for the manufacture and/or sale of such products and services. In such event, we cannot assure you that we would be able to do so in a timely manner, upon acceptable terms and conditions, or at all, and the failure to do any of the foregoing could have a material adverse effect upon our business. Moreover, we cannot assure you that we will have the financial or other resources necessary to enforce or defend a patent infringement or proprietary rights violation action. In addition, if our products or proposed products are deemed to infringe or likely to infringe upon the patents or proprietary rights of others, we could be subject to injunctive relief and, under certain circumstances, become liable for damages, which could also have an adverse effect on our business.

We have not yet commenced full scale production of our biodegradable plastic products and it is possible that some of these products may not perform as well as other biodegradable or conventional plastics.

     Individual products produced with TDPA may not perform as well as other biodegradable or conventional plastic disposables. We are still developing many of our plastic products and we have not yet evaluated the performance of all of them. If our plastic products made with TDPA fail to perform comparably to conventional plastic products or biodegradable plastic products derived from other substances, this could cause consumers to prefer alternative products.

We may not be able to timely fill orders for our products.

     In order for us to successfully market our products, we must be able to timely fill orders for our product line. Our ability to timely meet our supply requirements will depend on numerous factors including our ability to successfully maintain an effective distribution network and to maintain adequate inventories and our ability of the Company's sole supplier to adequately produce the Company's products in volumes sufficient to meet demand. Failure of the Company to adequately supply its products to retailers or of the Company's supplier to adequately produce products to meet demand could materially adversely impact the operations of the Company.

Unavailability of raw materials used to manufacture our products, increases in the price of the raw materials, or the necessity of finding alternative raw materials to use in our products could delay the introduction and market acceptance of our products.

     Our failure to procure adequate supplies of raw materials could delay the commercial introduction or shipment and hinder market acceptance of our biodegradable plastic products. For example, we are dependent upon EPI's ability to maintain readily available supplies of TDPA in commercial quantities. If the supply of TDPA is disrupted, we may need to seek alternative sources of raw materials or modify our product formulations if the cost or availability of TDPA becomes prohibitive.

If the Company's supply chain is disrupted, our financial condition and results of operations could be materially adversely affected.

     We rely on Spectrum Plastics for the manufacturing and distributions of our products. The interruption of supply, or a significant increase in the cost of manufacturing for any reason, could have a material adverse effect on our business, financial condition and results of operation. We could be materially and adversely affected should any of Spectrum Plastic's facilities be seriously damaged as a result of a fire, natural disaster or otherwise. Further, we could be materially and adversely affected should Spectrum Plastics be subject to adverse market, business or financial conditions.

We may not be able to successfully compete in the environmentally-friendly plastic products market.

     The market for environmentally-friendly plastic products is recent and a rapidly growing segment of the United States economy. Numerous companies similar to us have entered the biodegradable market in the last few years in anticipation of the perceived opportunities surrounding environmentally safe products and as a result the markets for the Company's products are highly competitive. A significant factor in the ability of the Company's consumer products to compete successfully in the market will be its ability to secure and maintain shelf space with major national retail chains. There is no assurance that the Company's business plan to acquire and maintain such shelf space can be successfully implemented. The consumer product industry is highly competitive and the Company will compete with established manufacturers and distributors, many of which will have significantly greater operating history, name recognition and resources than the Company. Other companies and vendors may also enter into competition with the Company as a result of the Company's increased marketing efforts as expected after this Offering is successfully completed. The lack of financial strength of the Company may be a negative factor for the Company's ability to penetrate the home center market even if the Company's products are superior.

We are dependent on third parties to transport our products, so their failure to transport our products could adversely affect our earnings, sales and geographic market.

     We will use third parties for the vast majority of our shipping and transportation needs. If these parties fail to deliver our products in a timely fashion, including due to lack of available trucks or drivers, labor stoppages or if there is an increase in transportation costs, including due to increased fuel costs, it would have a material adverse effect on our earnings and could reduce our sales and geographic market.

Purchasers of our products may assert product liability claims against us, which may materially and adversely affect our financial condition.

     Actual or claimed defects in our products could give rise to product liability claims against us. We might be sued because of injury or death, property damage, loss of production or suspension of operations resulting from actual or claimed defects in our products. Regardless of whether we are ultimately determined to be liable, we might incur significant legal expenses not covered by insurance. In addition, products liability litigation could damage our reputation and impair our ability to market our products. Litigation could also impair our ability to retain products liability insurance or make our insurance more expensive. We currently carry product liability insurance with a liability limit of $2,000,000. Spectrum Plastics carries general commercial liability and umbrella liability insurance that covers the products it manufactures with a liability limit of $6,000,000. We could incur product liability claims in excess of this insurance coverage or that are subject to substantial deductibles, or we may incur uninsured product liability costs. If we are subject to an uninsured or inadequately insured products liability claim based on our products, our business, financial condition and results of operations would be adversely affected.

Environmental,  health and safety laws  regulating the operation of our business
could   increase  the  costs  of  producing   our  products  and  expose  us  to
environmental claims.

     Our business is subject to local, state and federal laws and regulations concerning environmental, health and safety matters, including those relating to air emissions, wastewater discharges and the generation, handling, storage, transportation, treatment and disposal of hazardous materials. Violations of such laws and regulations could lead to substantial fines and penalties. Also, there are risks of substantial costs and liabilities relating to the investigation and remediation of past or present contamination, at current or former properties used or owned by us and at third-party disposal sites, regardless of fault or the legality of the original activities that led to such contamination. Moreover, future developments, such as changes in laws and regulations, more stringent enforcement or interpretation of laws and regulations, and claims for property damage or personal injury would cause us to incur substantial losses or expenditures. Although we believe we are in substantial compliance with all applicable laws and regulations, such laws, regulations, enforcement proceedings or private claims might have a material adverse effect on our business, results of operations and financial condition.

Our Company may become subject to regulation by the U.S. Food and Drug Administration as well as other governmental agencies.

     The manufacture, sale and use of biodegradable plastic products may be subject to regulation by the U.S. Food and Drug Administration (the "FDA") as well as other federal and state agencies. The FDA's regulations are concerned with substances used in food packaging materials, not with specific finished food packaging products. Thus, food and beverage containers are in compliance with FDA regulations if the components used in the food and beverage containers:
(i) are approved by the FDA as indirect food additives for their intended uses and comply with the applicable FDA indirect food additive regulations; or (ii) are generally recognized as safe for their intended uses and are of suitable purity for those intended uses. We may develop additional products, including food packaging products. The FDA may find that our biodegradable food packaging products are not in compliance with all requirements of the FDA and require additional FDA approval. In addition, other federal and state agencies may impose additional regulatory requirements on our products and business, all of which could have a material adverse affect on our business operations.

Our Company is subject to regulation by the Federal Trade Commission with respect to our environmental marketing claims.

     The Company advertises its products as biodegradable and must conform with the Federal Trade Commission's Guides for the use of Environmental Marketing Claims (the "Guides"). In the event Federal Trade Commission ("FTC") determined that our products are not in compliance with the Guides and applicable State law regulations, the FTC may bring enforcement actions against on the basis that our marketing claims are false or misleading. Such action could have a material adverse affect on our business operations.

The Company is controlled by existing shareholders.

     The Company's officers, directors and principal shareholders and their affiliates own or control a majority of the Company's outstanding common stock. As a result, these shareholders, if acting together, would be able to effectively control matters requiring approval by the shareholders of the Company, including the election of the Company's Board of Directors.

We may not meet our deadlines for registration and effectiveness of a "resale" registration in connection with the Offering.

     Pursuant to terms of the Registration Rights Agreement we entered into in connection with the Offering, we have agreed to file a "resale" registration statement with the SEC covering the shares of our common stock underlying the Notes and Warrants within 60 days of the closing of the Share Exchange. We agreed to use our best efforts to ensure that such registration statement is declared effective within 150 days of filing. There can be no assurance we will meet these deadlines. In the event we fail to file the registration statement or go effective within the requisite number of days, we are subject to substantial penalties.

Our certificate of incorporation limits the liability of our directors.

     Our certificate of incorporation limits the personal liability of the director of our Company for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions, to the fullest extent allowed by Delaware law. Accordingly, except in limited circumstances, our directors will not be liable to us or our stockholders for breach of their duties.

Provisions of our certificate of incorporation, bylaws and Delaware corporate law have anti-takeover effects.

     Some provisions in our certificate of incorporation and bylaws could delay or prevent a change in control of our Company, even if that change might be beneficial to our stockholders. Our certificate of incorporation and bylaws contain provisions that might make acquiring control of us difficult, including provisions limiting rights to call special meetings of stockholders and regulating the ability of our shareholders to nominate directors for election at annual meetings of our stockholders. In addition, our board of directors has the authority, without further approval of our stockholders, to issue common stock having such rights, preferences and privileges as the board of directors may determine. Any such issuance of common stock could, under some circumstances, have the effect of delaying or preventing a change in control of our Company and might adversely affect the rights of holders of common stock.

     In addition, we are subject to Delaware statutes regulating business combinations, takeovers and control share acquisitions, which might also hinder or delay a change in control of the Company. Anti-takeover provisions in our certificate of incorporation and bylaws, anti-takeover provisions that could be included in the common stock when issued and the Delaware statutes regulating business combinations, takeovers and control share acquisitions can depress the market price of our securities and can limit the stockholders' ability to receive a premium on their shares by discouraging takeover and tender offer bids, even if such events could be viewed as beneficial by our stockholders.


                        RISKS RELATED TO OUR COMMON STOCK

Upon consummation of the Share Exchange, we will be subject to the liabilities of Perf, both known and unknown.

     Upon consummation of the Share Exchange, Perf Holdings may become subject to all liabilities, claims and obligations of Perf-Go Green, both known and unknown. It is possible Perf-Go Green is subject to certain liabilities, claims and obligations unknown to it. If we are subject to any such liabilities or obligations, our business, financial condition and results of operations could be materially and adversely affected.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

     We became a public company and subject to the applicable reporting requirements under the securities laws upon consummation of the Share Exchange. Our management team has had limited public company management experience or responsibilities. This could impair our ability to comply with legal and regulatory requirements such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing required reports and other information required on a timely basis. There can be no assurance that our management will be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory compliance and reporting requirements imposed by such laws and regulations. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our internal financial reporting procedures are still being developed and we will need to allocate significant resources to meet applicable internal financial reporting standards.

     As a public company we will be required to adopt disclosure controls and procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. We are taking steps to develop and adopt appropriate disclosure controls and procedures.

     These efforts require significant time and resources. If we are unable to establish appropriate internal financial reporting controls and procedures, our reported financial information may be inaccurate and we will encounter difficulties in the audit or review of our financial statements by our independent auditors, which in turn may have material adverse effects on our ability to prepare financial statements in accordance with generally accepted accounting principles and to comply with our SEC reporting obligations.

Failure to achieve and maintain  effective  internal controls in accordance with
Section 404 of the Sarbanes Oxley Act of 2002 could prevent us from producing reliable financial reports or identifying fraud. In addition, current and potential stockholders could lose confidence in our financial reporting, which could have an adverse effect on our stock price.

     We became subject to Section 404 of the Sarbanes-Oxley Act of 2002 upon consummation of the Share Exchange. Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud, and a lack of effective controls could preclude us from accomplishing these critical functions. Commencing with our fiscal year ending March 31, 2009, we will be required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, in connection with, Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 5 ("AS5")which requires annual management assessments of the effectiveness of our internal controls over financial reporting and a report by our independent registered public accounting firm addressing these assessments. Although we intend to augment our internal controls procedures and expand our accounting staff, there is no guarantee that this effort will be adequate.

     During the course of our testing, we may identify deficiencies which we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404 and AS5. In addition, if we fail to maintain the adequacy of our internal accounting controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with
Section 404. Failure to achieve and maintain an effective internal controls could cause us to face regulatory action and also cause investors to lose confidence in our reported financial information, either of which could have an adverse effect on our stock price.

There are additional requirements and costs associated with becoming a public company which may prove to be burdensome, especially for a smaller public company.

     As a result of the Share Exchange, we became subject to the information and reporting requirements of the U.S. securities laws, including the Sarbanes-Oxley Act. The U.S. securities laws require, among other things, review, audit and public reporting of our financial results, business activities, adequacy of controls and other matters. We cannot assure you that we will be able to comply with all of these requirements. Our cost of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC and furnishing audited reports to stockholders will cause our expenses to be higher than they would be if it had remained privately-held and the Share Exchange had not been consummated. In addition, we will incur substantial expenses in connection with the preparation of the registration statement and related documents with respect to the registration of the securities issued in the Offering. These increased costs may be material and may include the hiring of additional employees and/or the retention of additional consultants and professionals. Our failure to comply with U.S. securities laws could result in private or governmental legal action against us and/or our officers and directors, which could have a detrimental effect on our business and finances, the value of our securities and the ability of our stockholders to resell their securities.

We became public through the Share Exchange and we may not be able to attract the attention of major brokerage firms.

     Additional risks are associated with our Company becoming public through the Share Exchange. For example, security analysts of major brokerage firms may not provide coverage of us since there is no incentive to brokerage firms to recommend the purchase of our common stock. In addition, even if we should so desire, we cannot assure you that brokerage firms will want to conduct any public offerings on our behalf in the future.

Affiliates of our Placement Agent are also shareholders of Perf Holdings, and consequently, may have interests which differ from those of our Company.

     Two affiliates of the Placement Agent are stockholders of Perf Holdings. These affiliates may possess several conflicts of interest, including but not limited to, receiving compensation for placement of securities in the Offering, having investment objectives which differ from those of investors in the Offering, holding periods or rights that differ from investors, potentially different returns from investors in the Offering, among several other factors. Investors should carefully evaluate these and other potential conflicts of interest prior to determining whether to invest in the Company.

There will be a limited trading market for our common stock.

     It is anticipated that there will be a limited trading market for the Company's common stock on the Financial Industry Regulatory Authority ("FINRA")

Over-the-Counter Bulletin Board. The lack of an active market may impair your ability to sell your shares at the time you wish to sell them or at a price that you consider reasonable. The lack of an active market may also reduce the fair market value of our common stock. An inactive market may also impair our ability to raise capital by selling shares of capital stock and may impair our ability to acquire other companies or technologies by using common stock as consideration.

You may have difficulty trading and obtaining quotations for our common stock.

     The Company's common stock may not be actively traded, and the bid and asked prices for our common stock on the Over-the-Counter Bulletin Board may fluctuate widely. As a result, investors may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities. This severely limits the liquidity of the common stock, and would likely reduce the market price of our common stock and hamper our ability to raise additional capital.

The market price of our common stock may, and is likely to continue to be, highly volatile and subject to wide fluctuations.

     Following completion of the Share Exchange, the market price of the Company's common stock is likely to be highly volatile and could be subject to wide fluctuations in response to a number of factors that are beyond our control, including:

o dilution caused by our issuance of additional shares of common stock and other forms of equity securities, which we expect to make in the Offering and in connection with future capital financings to fund our operations and growth, to attract and retain valuable personnel and in connection with future strategic partnerships with other companies;

o announcements of new acquisitions or other business initiatives by our competitors;

o our ability to take advantage of new acquisitions or other business initiatives;

o    fluctuations in revenue from our biodegradable plastics products;

o changes in the market for biodegradable plastics products and/or in the capital markets generally;

o changes in the demand for biodegradable plastics products, including changes resulting from the introduction or expansion of new biodegradable products;

o    quarterly variations in our revenues and operating expenses;

o changes in the valuation of similarly situated companies, both in our industry and in other industries;

o changes in analysts' estimates affecting our Company, our competitors and/or our industry;

o changes in the accounting methods used in or otherwise affecting our industry;

o    additions and departures of key personnel;

o announcements of technological innovations or new products available to the our industry;

o    announcements  by  relevant   governments   pertaining  to  incentives  for
     biodegradable product development programs;

o fluctuations in interest rates and the availability of capital in the capital markets; and

o significant sales of our common stock, including sales by the investors following registration of the shares of common stock issued in this Offering and/or future investors in future offerings we expect to make to raise additional capital.

     These and other factors are largely beyond our control, and the impact of these risks, singly or in the aggregate, may result in material adverse changes to the market price of our common stock and/or our results of operations and financial condition.

Our operating results may fluctuate significantly, and these fluctuations may cause our stock price to decline.

     Our operating results will likely vary in the future primarily as the result of fluctuations in our revenues and operating expenses, expenses that we incur, and other factors. If our results of operations do not meet the expectations of current or potential investors, the price of our common stock may decline.

We do not expect to pay dividends in the foreseeable future.

     We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business. Therefore, investors will not receive any funds unless they sell their common stock, and stockholders may be unable to sell their shares on favorable terms or at all. Investors cannot be assured of a positive return on investment or that they will not lose the entire amount of their investment in the common stock.

Investors will experience dilution upon the exercise of Warrants or options.

     Following the Share Exchange, there are Warrants to purchase 10,340,000 shares of common stock outstanding, which if exercised, could decrease the net tangible book value of your common stock. Further, the sale or availability for sale of the underlying shares in the marketplace could depress our stock price. We have agreed to register for resale all of the underlying shares described above. Holders of registered underlying shares could resell the shares immediately upon registration, resulting in significant downward pressure on our stock price. We also intend to adopt an equity incentive plan pursuant to which we, in the discretion of our Board of Directors, will be able to issue shares of restricted stock and options to purchase common stock in the aggregate of 10,000,000 shares.

Directors and officers of the Company have a high concentration of common stock ownership.

     Based on the  32,279,470  shares  of  common  stock  outstanding  following completion Share Exchange, our officers and directors beneficially own approximately 16,884,681 shares, or 52.2% of our outstanding common stock. Such a high level of ownership by such persons may have a significant effect in delaying, deferring or preventing any potential change in control of the Company. Additionally, as a result of their high level of ownership, our officers and directors might be able to strongly influence the actions of the Company's board of directors and the outcome of actions brought to our shareholders for approval. Such a high level of ownership may adversely affect the voting and other rights of our shareholders.

Applicable SEC rules governing the trading of "penny stocks" limit the trading and liquidity of our common stock, which may affect the trading price of our common stock.

     Upon completion of the Share Exchange, shares of common stock may be considered a "penny stock" and be subject to SEC rules and regulations which impose limitations upon the manner in which such shares may be publicly traded and regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the FINRA's automated quotation system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules which may increase the difficulty investors may experience in attempting to liquidate such securities.


           MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

Forward Looking Statements

     Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties, and other factors affecting our operations, market growth, services, products, and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results to differ materially from those contemplated by such forward-looking statements include without limitation:

1. Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

2. Our ability to generate customer demand for our products;

3. The intensity of competition; and

4. General economic conditions.

     All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Introduction

Our Management's Discussion and Analysis of Financial Condition and Results of Operation ("MD&A") is intended to facilitate an understanding of our business and results of operations. MD&A consists of the following sections:

     o    Perf Holdings Overview;

     o    Perf-Go Green Overview: a summary of our business;

     o    Results of Operations;

     o    Plan of Operations;

     o Liquidity and Capital Resources: an analysis of cash flows, sources and uses of cash and financial position;

     o Critical Accounting Policies: a discussion of critical accounting policies that require the exercise of judgments and estimates;

     o Impact of Recently Issued Accounting Pronouncements: a discussion of how we may be affected by recent pronouncements; and

o        Quantitative and Qualitative Disclosures About Market Risk.

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America. The following discussion of our financial condition and results of operations should be read in conjunction with our audited financial statements and the related notes to those statements included elsewhere in this report. For the purpose of this MD&A, Perf-Go Green, Inc. is herein referred to as "we", "our" or the "Company".

Perf Holdings Overview

     Perf Holdings was incorporated in the State of Delaware in April, 2005. Perf Holdings maintains its statutory registered agent's office at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, New Castle County. Perf Holdings registered agent is The Corporation Trust Company. Its business office is located at 100 Europa Drive, Chapel Hill, NC 27517. Its mailing address is P.O. Box 3254, Chapel Hill, North Carolina 27515. Originally, its business was intended to provide assistance to the non-English speaking Hispanic population in building and maintaining a life in North Carolina. As a result of the Share Exchange, Perf-Go Green became a wholly-owned subsidiary of Perf Holdings and Perf Holdings succeeded to the business of Perf-Go Green as its sole business.

     As a result of the consummation of the Share Exchange, the historical results are those of Perf-Go Green.

Perf-Go Green Overview

     The Company is a Delaware corporation which was established on November 15, 2007 as a Delaware limited liability company and converted to a "C" corporation on January 7, 2008. The Company has been created as an environmentally friendly "green" company for the development and global marketing of eco-friendly, non-toxic, food contact compliant, biodegradable plastic products. Through the production of biodegradable plastic products, the Company intends to offer a practical and viable solution for reducing plastic waste from the world environment. Based solely on environmental claims statements made by the Company that manufactures, the oxo-biodegradable plastic additive that speeds up the break down of our plastic products, we believe our plastic products will break down in landfill environments within twelve (12) to twenty four (24) months, leaving no visible or toxic residue. All of our products incorporate recycled plastic. Our products make important strides towards the reduction of plastic from the environment. The products are being presented to mass retailers in the United States and Canada and we intend to market our products worldwide.

Results of Operations from November 15, 2007 (Date Of Inception) through the period ended March 31, 2008

Revenues

We are a start-up company and have not generated or realized any revenues from our business operations for the period from inception through March 31, 2008. We have incurred a net loss of $755,715.

Operating Expenses

For the period November 15, 2007 (date of inception) through March 31, 2008, our total operating expenses were $627,025. The total operating expenses consists of those of a development stage company, including debt and equity-based financing, product design costs, marketing and distribution costs. Our greatest costs for the period reported are packaging and design expenses, which totaled $150,019.

Plan Of Operations

We began operations on November 15, 2007 and are a development stage company. Activities during the development stage primarily include debt and equity-based financing, development, design and marketing of our biodegradable plastic products, and the development of mass market product distribution networks for the intended distribution of the products. As the Company is devoting its efforts to product design, development, marketing and distribution, there has been no revenue generated from sales as of the date of this report.

Our objective is to create an environmentally friendly "green" company for the development and global marketing of eco-friendly, non-toxic, food contact compliant, biodegradable plastic products. We believe our biodegradable plastic products offer a practical and viable solution for reducing plastic waste from the world environment. Based solely on environmental claims statements made by the Company that manufactures, an oxo-biodegradable plastic additive that speeds up the break down of our plastic products, we believe our plastic products will break down in landfill environments within twelve (12) to twenty four (24) months, leaving no visible or toxic residue. All of our products incorporate recycled plastic. Our products make important strides towards the reduction of plastic from the environment.

We have partnered with Spectrum Plastics, a large manufacturer and distributor of plastic bags and plastic products to manufacture and distribute our plastic products. With its headquarters located in Cerritos, California, Spectrum's revenues exceed $250,000,000 in the United States. The Company's owner and President, Ben Tran, is a director of our Company and shares in one of the patents on our handle tie-bags.

The manufacturing of our biodegradable plastic products is a multi-step process. Spectrum Plastics starts by using recycled plastic and combines it with an oxo-biodegradable plastic additive. Spectrum Plastics has been issued a license by our oxo-biodegradable plastic additive supplier to use their oxo-biodegradable plastic additive. Spectrum Plastics utilizes a proprietary application method to produce the film made with the oxo-biodegradable plastic additive for our trash bags. As a result of this process, we believe, based on our oxo-biodegradable plastic additive supplier's environmental claims relating to the oxo-biodegradable plastic additive, our plastic products, when discarded in soil in the presence of microorganisms, moisture and oxygen, will biodegrade, decomposing into simple materials found in nature and will be 100% degradable. We believe this degradable plastic additive technology will be suitable in the creation of many mainstream consumer products.

During 2008, we intend to launch and market six (6) prominent plastic product categories including: thirteen gallon, tall kitchen garbage bags; thirty gallon garage, lawn and leaf garbage bags; commercial garbage bags (various sizes for office buildings and for municipalities, parks and beaches); kitty litter liner bags (three sizes); 10 foot by 20 foot plastic drop cloths, and; disposable diapers (baby and adult sizes).

We anticipate the sale and distribution of our initial product offering, the thirteen-gallon tall kitchen trash bags, will begin in the third quarter of 2008. We believe that we are the first company to mass-market 100% biodegradable trash bags and other plastic products.

The Company is currently negotiating to secure placement and premier featuring and exposure with "brand-making" retailers such as Amazon.com and Drugstore.com. In addition, we are in contact and in negotiations with a number of other named brand retailers. We anticipate yearly growth and expansion with retailers across the country with the release of new products and demand for our biodegradable plastic products.

We intend to deliver brand building messages through several marketing and advertising vehicles, including television, radio, national print, online marketing and search engine optimization, and retail store promotions. Our products were showcased at the Chicago International Housewares Show held March 16th through March 18th. 22,000 buyers from around the world attended this event. Our product received national attention by television networks and other media outlets as a "Hot New Household Product." Our product was awarded as a Design Defined Honoree for 2008 at the show. Additionally, we signed six representative firms that give will us reach to major national retailers in the U.S. and Canada.

Liquidity and Capital Resources

For the period from inception through March 31, 2008, our net cash flow was $675,100, which is primarily attributable to the Company's financing activities. On January 15, 2008, February 8, 2008, February 28, 2008, and May 13, 2008
respectively, we sold $350,000, $250,000 and $150,000, respectively of convertible notes and warrants. The convertible notes were converted into common stock of the Company on March 28, 2008.

As of March 31, 2008, we had cash and cash equivalents of $270,185 which was attributable to our financing activities.

Critical Accounting Policies and Estimates

The preparation of financial statements and related notes requires us to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. An accounting policy is considered to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimate is made, and if different estimates that reasonably could have been used, or changes in the accounting estimates that are reasonably likely to occur periodically, could materially impact the financial statements.

A critical accounting policy is one that is both important to the presentation of our financial position and results of operations, and requires management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. We believe the following critical accounting policies affect the more significant judgments and estimates used in the preparation of our consolidated financial statements.

Revenue Recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred pursuant to all applicable laws, including such factors as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been compiled with, and collectability is reasonably assured. No revenue has been recorded to date. Future revenues from its sales of consumer industry products will generally be recognized when the product is delivered to the customer's distribution center.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements", which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities", which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings. The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable. Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes. SFAS No. 159 is effective as of the beginning of the Company's 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51" (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent's ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent's ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, "Business Combinations" ("SFAS 141R"), which replaces FASB SFAS 141, "Business Combinations". This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company's results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a "plain vanilla" option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities-An Amendment of FASB Statement No. 133." ("SFAS 161"). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity's use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity's financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Currency Risk

Currently, we have no exposure to foreign currency risk as all our sales transactions, assets and liabilities are denominated in the U.S. dollar.

Interest Rate Risk

Our exposure to interest rate risk is limited to interest earned from our money market accounts and our interest expense on short-term and long-term borrowings. Currently, this exposure is not significant. Substantial increases in short-term and long-term borrowings to fund growth or make investments, combined with actual changes in interest rates could adversely affect our future results of operations.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 13, 2008, information regarding the beneficial ownership of our common stock by (a) each person who is known to us to be the owner of more than five percent of our common stock, (b) each of our directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of May 13, 2008.

   Name and Address of                   Amount and Nature of           Percent of Class (%)
   Beneficial Owner (1)                  Beneficial Ownership
  ---------------------                  ---------------------          --------------------

   Anthony Tracy                              13,650,000                        42.3

   Michael Caridi                              2,935,372                         9.1

   Gov. George Pataki                             * (2)                           *

   Linda Daniels                                 207,447                         0.6

   Ben Tran**                                     * (3)                           *

   Arthur Stewart                                 51,862                         0.2

   Officers and Directors                     16,844,681                        52.2
   as a group (6 persons)

   Rig Fund II A, LTD.                         3,000,000                        9.3
   40 A Route De Malagnou
   Geneva, Switzerland
   1208

   Five (5) percent owners as a group          3,000,000                        9.3

   --------------

* Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1) The address for Messrs. Tracy, Caridi, Pataki, Tran and Stewart and Ms. Daniels is c/o Perf-Go Green Holdings, Inc., 645 Fifth Avenue, New York, New York 10022. Beneficial ownership percentages gives effect to the completion of the Share Exchange, and are calculated based on shares of common stock issued and outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 13, 2008. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person's name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote

(2) Does not include options to purchase 1,000,000 shares of common stock at an exercise price of $0.50 per share pursuant to our soon to be adopted equity incentive plan immediately following the completion of the Share Exchange.

(3) Does not include options to purchase 30,000 shares of our Common Stock on a monthly basis at an exercise price of $0.50 per share pursuant to our soon to be adopted equity incentive plan immediately following the completion of the Share Exchange granted to Spectrum Plastics.


                        DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers and Directors

Below are the names and certain information regarding the Company's executive officers, directors and director nominees following the Share Exchange and the resignations of Mr. Acevedo as Director and President and the resignation of Mr. Gonzalez as Secretary and Director. Officers are elected annually by the Board of Directors.

 Name                        Age           Position
 ----                        ---           --------

 Tony Tracy                  47            Chairman of the Board and Chief
                                           Executive Officer

 Michael Caridi              44            Chief Operating Officer

 Gov. George E. Pataki       62            Director

 Ben Tran                    42            Director

 Linda Daniels               59            Director, Chief Marketing
                                           Officer and Secretary

 Arthur Stewart              52            Chief Financial Officer

     Our Board of Directors currently consists of four members. We are currently searching for additional individuals who would qualify as "independent" to serve as directors. At this time the Company does not maintain a separate audit committee, compensation committee or nominating committee but we intend to form such committees in the future. All Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors of the Company. There are no family relationships among any of the officers or directors. The backgrounds of the Executive Officers and Directors of the Company are as follows:

     Tony Tracy has been our Chairman of the Board of Directors and Chief Executive Officer since May 2008 and held the same positions with Perf-Go Green since January 2008. He is the Chief Executive Officer of Tracy Productions and Prime 9 LLC and is an entrepreneur and designer of 15 patented products ranging from household products, exercise equipment, and grooming products for men and women. Some of his patented products include: the MAG BAR(TM), a total body isometric apparatus sold on the Home Shopping Network; Le Scoop(TM) which allows the user to "scoop" the extra fat and calories from a bagel; Le Slice(TM) which allows the user to slice a bagel without injury to fingers or hands and Supra Liners(TM), the automatic trash bag dispenser, sold at Wal-Mart, Wakefern, Shop-Rite, and now trade marked under the name PERF BAGS.(TM) The PERF BAGS line has been expanded to six sizes including the Kitty Litter PERF BAG(TM).

     Michael Caridi has been our Chief Operating Officer since May 2008 and held the same positions with Perf-Go Green since January 2008. He is currently or has been an executive officer of several companies including MAJIC Development Group LLC, Protection Plus Security Consultants, Inc. Quest Imports International and Berkshire Financial Group Inc. His business endeavors span various industries including residential construction and development, concrete operations, interior/exterior and ground-up commercial construction for Fortune 500 corporations. In addition, Michael is also engaged in a diverse mix of independent business ventures including residential and commercial property-ownership, management and banking, ship salvaging and dismantling, hotel ownership and development, consulting and management, corporate janitorial services, magazine publishing, and alcohol/non-alcoholic import and export. Mr. Caridi is also a licensed real estate broker. As head of MAJIC Development Group LLC, he has been involved in several significant development projects, as well as construction for many Fortune 500 clients and retailers. Mr. Caridi also advises the Boards of Directors of Isonics, Immunejen and Uysiys.

     Governor George E. Pataki has been a director since May 2008 and held the same positions with Perf-Go Green since January 2008. Mr. Pataki was Governor of New York from 1995 until 2006. He has been of counsel to the law firm of Chadbourne & Park since March 2007. He is a principal of Pataki Cahill Group, a consulting firm specializing in climate change issues. He is a director of Cosan.

     Ben Tran has been a director since May 2008 and held the same positions with Perf-Go Green since January 2008. Mr. Tran has been President of Spectrum Plastics since 1995. From 1992 until 1995, Mr. Tran was a business manager for the Inteplast Group. From 1988 until 1992, he was a product manager for Mobil Corporation. Mr. Tran has bachelors degrees in economics and marketing.

     Linda Daniels has been our Chief Marketing Officer and Secretary since May 2008 and held the same positions with Perf-Go Green since January 2008. She has 20 years of experience as a creative, strategic, global marketing executive with exceptionally diverse experience in creating business to business and business to consumer initiatives across many industries. She has worked with IBM, Xerox, NYSE, CNBC, MSNBC, Citigroup, Smith Barney, Prudential Securities and The New York Clearing House producing inventive, provocative, and engaging marketing strategies that succeeded in building their brand equity. Ms. Daniels is President and Founder of The Punch Factory, a marketing consultancy that creates and executes great ideas to grow great brands. She is also a director of Prime 9, LLC.

     Arthur F. Stewart CPA has been our chief financial officer since May 2008 and held the same positions with Perf-Go Green since January 2008. He has over 20 years of experience in the public accounting field. Prior to being licensed in the State of New York, he worked as the senior auditor of a firm, which specialized in audits of major labor unions, inclusive of the Westchester Teamsters Local 456, a $70 million dollar combined fund local. Subsequent to this tenure he opened his own accounting firm Arthur F. Stewart CPA which now currently services tax and accounting issues for clients in the industries of Construction, Real Estate & Cellular Tower Providers, Professional Corporations, Retail and Wholesale businesses, Not For Profit Community Youth Organizations. In addition, his firm supplies support services, in the area of monthly overview and adherence to compliance issues to over thirty varied clients inclusive of the full back office operation for RMOUSA Inc., a division of Reed Elesvier PLC a publicly traded company on the NYSE. As head of the firm he oversees the preparation of over 500 federal corporate, partnership and individual tax returns, inclusive of varied State filings.

Non-Employee Director Compensation

     The following table sets forth a summary of the compensation we paid to our non-employee directors in 2008:

                                Fees Earned or        Option         All Other
Name                            Paid in Cash          Awards         Compensation        Total
----                            --------------        ------         ------------        -----
Governor George E.
Pataki                                 -               (1)                 -               -
Ben Tran                               -               (2)                 -               -

     (1) Does not include options to purchase 1,000,000 shares of common stock at an exercise price of $0.50 per share pursuant to our soon to be adopted equity incentive plan immediately following the completion of the Share Exchange.

     (2) Does not include options to purchase 30,000 shares of our Common Stock on a monthly basis at an exercise price of $0.50 per share pursuant to our soon to be adopted equity incentive plan immediately following the completion of the Share Exchange granted to Spectrum Plastics.

As a development stage company, the Company has not made any determination as to how our directors shall be compensated.


                             EXECUTIVE COMPENSATION

Perf-Go Green Summary Compensation Table

The following table sets forth the compensation of our chief executive officer and chief financial officer and our "named executive officers," for the period ended March 31, 2008. The Company has no executive officers other than the "named executive officers."

Name and
principal position                    Year       Salary ($)    Total ($)
------------------                    ----       ----------    ---------

Anthony Tracy, Chairman of the        2008         45,066        45,066
Board and Chief Executive
Officer

Michael Cardi, Chief Operating        2008         31,533        31,533
Officer

Linda Daniels, Chief Marketing        2008         31,270        31,270
Officer

Arthur Stewart, Chief Financial       2008         12,500        12,500
Officer

Outstanding equity awards at March 31, 2008.

     None.

Grants of Plan - Based Awards at March 31, 2008.

     None.

     Each of Tony Tracy and Michael Caridi have been granted reimbursements for the use of an individually owned vehicle. The use of the individually owned vehicle provides an expense-saving opportunity, as this vehicle is used for business-related travel as needed, helping to cut out-of-pocket travel expenses.

Employment Agreements

     Mr. Tracy has entered into an employment agreement with us, dated as of January 1, 2008, providing for a base salary of $175,000 in the first year, plus a twenty (20%) percent increase in each year thereafter. The initial term of the agreement is three years, with yearly extensions thereafter, unless either party gives contrary notice at least thirty (30) days prior to any yearly extension. In addition to a base salary, Mr. Tracy is entitled to receive a twenty (20%) percent bonus per year upon receipt pf the Company's first significant purchase order. In addition, Mr. Tracy is entitled to sales and override commissions. The Company can terminate the employment agreement with Mr. Tracy upon his death, disability or for "Cause," as defined in the employment agreement.

     Mr. Caridi has entered into an employment agreement with us, dated as of January 1, 2008, providing for a base salary of $125,000 in the first year, plus a twenty (20%) percent increase in each year thereafter. The initial term of the agreement is three years, with yearly extensions thereafter, unless either party gives contrary notice at least thirty (30) days prior to any yearly extension. In addition to a base salary, Mr. Caridi is entitled to receive a twenty (20%) percent bonus per year upon receipt of the Company's first significant purchase order. In addition, Mr. Caridi is entitled to sales and override commissions. The Company can terminate the employment agreement with Mr. Caridi upon his death, disability or for "Cause," as defined in the employment agreement.

     Ms. Daniels has entered into an employment agreement with us, dated as of January 1, 2008, providing for a base salary of $125,000 in the first year, plus a twenty (20%) percent increase in each year thereafter. The initial term of the agreement is three years, with yearly extensions thereafter, unless either party gives contrary notice at least thirty (30) days prior to any yearly extension. In addition to a base salary, Ms. Daniels is entitled to receive a twenty (20%) percent bonus per year upon receipt pf the Company's first significant purchase order. In addition, Ms. Daniels is entitled to sales and override commissions. The Company can terminate the employment agreement with Ms. Daniels upon her death, disability or for "Cause," as defined in the employment agreement.

Stock Option Plan

     Subject to the approval of our board of directors and shareholders and subsequent to the consummation of the Share Exchange, we intend to implement an employee incentive stock plan and cancel Perf Holdings 2005 Equity Compensation Plan. The new plan will provide for the issuance of stock options and other equity-based awards for up to a maximum of 10,000,000 shares of common stock. Options to be granted under the plan will be either "incentive," which are meant to qualify under Section 422 of the Internal Revenue Code or "non-qualified," which do not qualify as incentive options under the Code. Other awards may be in the form of restricted stock. Subject to the terms of the proposed plan, the Board will be solely responsible for the administration of the plan, including the granting of awards and the determination of the purchase price of options. Under the proposed plan, the exercise price for qualified stock options may not be less than 100% of the fair market value of a share of common stock at the time the option is granted. We anticipate that the term of a stock option will be ten years and each award will vest in accordance with a schedule to be determined by the Board at the time of grant. Officers and key employees will be eligible to receive options under the proposed plan.

Code of Business Conduct and Ethics

     Our Board of Directors has not adopted a code of business and ethics as of this time, but expects to do so in the near future.

Transactions with Related Persons, Promoters and Certain Control Persons

     In January 2008, MAJIC Development Group LLC, the lessor of office space located on the 8th floor of 645 Fifth Avenue, New York, New York, and of which Mr. Caridi is a managing member, subleased that office space to us at a monthly rent of $5,500 for the first two months, increasing to approximately $8,000 after that. This space is currently occupied by the Company.

     The Punch Factory, of which Linda Daniels is the President, currently subleases certain office space to us at a monthly rent of $1,500 for the month.

     We recently entered into a letter agreement with Spectrum Plastics, Inc. ("Spectrum") pursuant to which Spectrum agreed to manufacture certain biodegradable plastic products incorporation TDPA exclusively for us for so long as we purchase certain minimum amounts of products per month. The prices and times shall be mutually agreed upon between the parties. Ben Tran, a director of the Company, is the President of Spectrum.

Compensation Committee Interlocks and Insider Participation

     Our Board of Directors does not maintain a standing compensation committee. As a development stage company, the founders of the Company did not believe it necessary or appropriate to maintain a standing compensation committee, instead decisions concerning compensation were discussed and recommended by Tony Tracy, our chairman and chief executive officer, and Michael Caridi, our chief operating officer.

                            DESCRIPTION OF SECURITIES

     Perf Holding's authorized capital stock consists of 100,000,000 shares of common stock, $.0001 par value per share, and 5,000,000 shares of Preferred Stock $.0001 par value per share.

Common Stock

     The holders of shares of common stock are entitled to share ratably in such dividends and distributions as may be legally declared by the Board of Directors with respect to the common stock and in any assets of the Company available for to stockholders upon its liquidation. Upon liquidation assets will only be available for distribution after satisfaction or provision for all debts and other obligations of the Company, including to holders of common stock designated as senior in right of payment upon liquidation. The holders of shares of common stock have one vote per share in person or by proxy at all meetings of stockholders. There are no cumulative voting rights with respect to the election of the Company, which means that holders of more than 50% of the shares of common stock voting in an election for directors can elect all of the directors then to be elected. There are no preemptive, conversion, sinking fund or redemption rights applicable to the common stock.

Preferred Stock

     Our certificate of incorporation provides that we are authorized to issue "blank check" preferred stock, which may be issued from time to time in one or more series upon authorization by our board of directors. Our Board of Directors without approval of our stockholders, is authorized to fix any dividend rights, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock. The issuance of preferred stock, while providing us flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect your voting power and the voting power of the holders of the common stock. Under certain circumstances, the issuance of preferred stock could also make it more difficult for a third party to gain control of our Company, discourage bids for our outstanding securities at a premium or otherwise adversely affect the price of our outstanding securities.

Senior Secured Convertible Notes

     In connection with the first Closing of the Offering, the Company issued $2,775,000 of its 10% Senior Secured Convertible Notes due May 13, 2011. The Senior Secured Convertible Notes were secured by a first priority lien and security interest on substantially all of the assets of the Company subject to certain limited and specified exclusions. The notes are convertible into common stock of Perf Holdings.

Warrants

     There are warrants to purchase 10,340,000 shares outstanding. We issued 3,700,000 warrants to Investors to purchase common stock in connection with the Offering. The Warrants issued to the Investors are exercisable through May 13, 2013 at an initial price of $1.00 per share, subject to adjustment as provided for therein. The Placement Agent was issued 790,000 in connection with the Offering. We issued 1,500,000 warrants to investors in a prior offering and 150,000 warrants to the Placement Agent in connection with the prior offering at an initial price of $0.75 per share, subject to adjustment as provided for therein. The Company also issued 4,200,000 warrants to the Epitome Investors at an initial price of $1.00 per share, subject to adjustment as provided for therein. See "Recent Sales of Unregistered Securities."

Delaware Anti-Takeover Law

     The Company and its stockholders will be subject to Section 203 of the General Corporation Law of the State of Delaware, an anti-takeover law. In general, the law prohibits a public Delaware corporation from engaging in a "business combination" within an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the prescribed manner. "Business combination" includes merger, asset sales and other transactions resulting in a financing benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of the corporation's voting stock.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

     Our common stock was approved to trade under the symbol "PGOG" on the Over the Counter Bulletin Board. Although our common stock was approved to trade, to date the stock has not traded.

Holders

     As of May 12, 2008, in accordance with our transfer agent records, we had 33 record holders of our Common Stock.

Dividends

     Holders of our common stock are entitled to receive dividends if, and when declared by the Board of Directors out of funds legally available therefore. We have never declared or paid any dividends on our common stock. We intend to retain any future earnings for use in the operation and expansion of our business. Consequently, we do not anticipate paying any cash dividends on our common stock to our stockholders for the foreseeable future.

Equity Compensation Plan Information

     There is no stock option plans, retirement, pension, or profit sharing plans for the benefit of our officer and directors other than our 2005 Equity Compensation Plan. We have not issued and shares under this plan and no options have been granted thereunder. Subject to the approval of our board of directors and shareholders, we intend to cancel the 2005 Equity Compensation Plan and implement a new equity incentive plan.

Transfer Agent

     The transfer agent for the common stock is Island Stock Transfer. The transfer agent phone number is 727-289-0010.


                                LEGAL PROCEEDINGS

     From time to time, Perf Holdings may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. On April 11, 2008, David Conklin, a shareholder of Perf-Go Green, asserted a claim against Tony Tracy, our Chairman of the Board of Directors and Chief Executive Officer, alleging that, based on Mr. Conklin's prior contributions to other companies operated by Tony Tracy as well as prior agreements between Mr. Conklin and Mr. Tracy, Mr. Conklin was entitled to be issued a ten (10%) percent interest in Perf-Go Green. The parties are currently attempting to settle this dispute. In furtherance of these settlement discussions, Mr. Tracy has agreed to place 2,000,000 shares of the common stock of Perf Holdings in escrow until the dispute is resolved. At this time, Mr. Conklin has not asserted any claim against the Perf Holdings or Perf-Go Green. By written agreement dated April 16, 2008, Mr. Conklin agreed that in the event that it is determined, either by agreement or pursuant to court order, that he is entitled to shares of the Company's stock, such shares shall be taken from Mr. Tracy's interest in the Perf Holdings.


           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

     Upon consummation of the Share Exchange, we dismissed Webb & Company, P.A. ("Webb") as our principal accountant effective on such date, and we appointed Berman & Company, P.A. ("Berman") as our new principal accountant. Webb's report on our financial statements for fiscal year 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

     During fiscal year 2007, and the subsequent interim period through consummation of the Share Exchange, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Webb, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-K.

     We engaged Berman as our new independent registered public accounting firm as of consummation of the Share Exchange. During fiscal year 2007, and the subsequent interim period through Share Exchange, we nor anyone on our behalf engaged Berman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," both as such terms are defined in Item 304 of Regulation S-K.

     We have requested Webb to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and, if not, expressing the respects in which it does not agree.

RECENT SALES OF UNREGISTERED SECURITIES

     During December 2007, the Company offered units which consisted of 100,000 common shares and a three year warrant to purchase 100,000 common shares at an exercise price of $0.75 per share for $50,000 per unit. The Company issued 5,200,000 common shares and 5,200,000 warrants to three investors (the "Epitome Investors") and received cash proceeds of $2,600,000 ($0.50 per share) in connection with the offering. This offering was done in connection with a letter of intent between Perf-Go Green Holdings, Inc. and Epitome Systems, Inc. whereby the two companies entered into good faith negotiations in furtherance of entry into a definitive merger agreement which was not consummated but the Epitome Investors did not rescind their investment. The Epitome Investors committed $2.1 million dollars of the prior $2.6 million dollar investment to Perf-Go Green Holdings, Inc. in connection with the Share Exchange and remain as shareholders of the Company. One of the Epitome Investors, E&P Fund, Ltd., has reduced its investment in the Company by $500,000 and has returned one million shares of the Company's common stock to the Company which has been cancelled. In connection with the cancellation and, pursuant to an Assignment Agreement entered into in April 2008 between the Company and E&P Fund, Ltd., the Company agreed to assign the right to the repayment of a refundable deposit of $500,000 paid to Epitome Systems, Inc. in connection with the abandoned merger, to E&P Fund, Ltd. in exchange for the return of 1,000,000 shares of common stock. In addition, the Epitome Investors have agreed to cancel the warrants they received as part of the Epitome investment in exchange for the same number of warrants currently being offered in the Company's current offering of 10% Senior Secured Convertible Notes and Common Stock Purchase Warrants and have signed releases releasing Perf Holdings from any liability resulting from the prior transaction with Epitome.

     On May 13, 2008, the Company completed a private placement offering pursuant to which it issued to accredited investors (the "Investors"), 10% senior secured convertible debentures in the principal amount of $2,775,000, in the aggregate (the "Notes"), and warrants to purchase a total of 3,700,000 shares of the Company's common stock (the "Warrants") at an exercise price of $1.00 per share. The Warrants may be exercised for a period of five years. The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the private placement offering is hereby incorporated by reference into this Item 2.01 in its entirety.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Delaware.

     Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Delaware law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Securities.

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

     During December 2007, the Company offered units which consisted of 100,000 common shares and a three year warrant to purchase 100,000 common shares at an exercise price of $0.75 per share for $50,000 per unit. The Company issued 5,200,000 common shares and 5,200,000 warrants to three investors (the "Epitome Investors") and received cash proceeds of $2,600,000 ($0.50 per share) in connection with the offering. This offering was done in connection with a letter of intent between Perf-Go Green Holdings, Inc. and Epitome Systems, Inc. whereby the two companies entered into good faith negotiations in furtherance of entry into a definitive merger agreement which was not consummated but the Epitome Investors did not rescind their investment. The Epitome Investors committed $2.1 million dollars of the prior $2.6 million dollar investment to Perf-Go Green Holdings, Inc. in connection with the Share Exchange and remain as shareholders of the Company. One of the Epitome Investors, E&P Fund, Ltd., has reduced its investment in the Company by $500,000 and has returned one million shares of the Company's common stock to the Company which have been cancelled. In connection with the cancellation and, pursuant to an Assignment Agreement entered into in April 2008 between the Company and E&P Fund, Ltd., the Company agreed to assign the right to the repayment of a refundable deposit of $500,000 paid to Epitome Systems, Inc. in connection with the abandoned merger, to E&P Fund, Ltd. in exchange for the return of 1,000,000 shares of common stock. In addition, the Epitome Investors have agreed to cancel the warrants they received as part of the Epitome investment in exchange for the same number of warrants currently being offered in the Company's current offering of 10% Senior Secured Convertible Notes and Common Stock Purchase Warrants and have signed releases releasing Perf Holdings from any liability resulting from the prior transaction with Epitome.

Item 4.01 Changes in Registrant's Certifying Accountant

     Upon consummation of the Share Exchange, we dismissed Webb & Company, P.A. ("Webb") as our principal accountant effective on such date, and we appointed Berman & Company, P.A. ("Berman") as our new principal accountant. Webb's report on our financial statements for fiscal year 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

Item 5.01 Changes in Control of Registrant.

     The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01 in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02 in its entirety.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On May 13, 2008, in accordance with the Registrant's By-Laws, the Registrant's Board of Directors resolved that the Registrant's fiscal year be changed to end on March 31. The Registrant's fiscal year previously ended as of October 31. The Registrant's financial statements for the transition period shall be filed on Form 10-K.

Item 5.06 Change in Shell Company Status.

     The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.06 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

(b)      Pro forma financial information.
             - not applicable.

(c)      Exhibits

Exhibit
Number        Description
-------       ------------------------------------------------------------------


10.1 Employment Agreement dated January 1, 2008 between the Company and Anthony Tracy

10.2 Employment Agreement dated January 1, 2008 between the Company and Michael Caridi

10.3 Employment Agreement dated January 1, 2008 between the Company and Linda Daniels

10.4 Share Exchange Agreement

10.5 Form of 10% Secured Convertible Debenture

10.6 Form of Warrant

10.7 Security Agreement

10.8 Registration Rights Agreement

10.9 Form of Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Perf-Go Green Holdings, Inc.


May 16, 2008                         By:   /s/ Tony Tracy
                                         ---------------------------------
                                          Tony Tracy
                                          President

                                    CONTENTS



                                                                                              Page(s)

Report of Independent Registered Public Accounting Firm                                         F-1

Financial Statements:

Balance Sheet - As of March 31, 2008                                                            F-2

Statement of Operations - For the Period from November 15, 2007 (Inception) to
March 31, 2008                                                                                  F-3

Statement of Changes in Stockholders' Equity - For the Period from November 15,
2007 (Inception) to March 31, 2008                                                              F-4

Statement of Cash Flows - For the Period from November 15, 2007 (Inception)  to
March 31, 2008                                                                                  F-5

Notes to Financial Statements                                                                F-6-15



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders' of:
Perf-Go Green, Inc.

We have audited the accompanying balance sheet of Perf-Go Green, Inc., (a development stage company) as of March 31, 2008 and the related statements of operations, changes in stockholders' equity and cash flows for the period from November 15, 2007 (Inception) to March 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perf-Go Green, Inc. as of March 31, 2008, and the results of its operations and its cash flows for the period from November 15, 2007 (Inception) to March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss of $755,715 and net cash used in operations of $402,370 for the period ended March 31, 2008; and a deficit accumulated during the development stage of $755,715 at March 31, 2008. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Berman & Company, P.A.
----------------------------
Berman & Company, P.A.


Boca Raton, Florida
May 2, 2008

                                               PERF-GO GREEN, INC.
                                          (A DEVELOPMENT STAGE COMPANY)
                                                  BALANCE SHEET
                                                  -------------


                                                                                March 31, 2008
                                                                             ------------------
                                                   Assets
                                                   ------

Current Assets:
  Cash and cash equivalents                                                $       270,185
  Prepaid expenses                                                                  32,615
                                                                             ---------------------
Total Current Assets                                                               302,800

Equipment, net of accumulated depreciation of $85                                    2,460
                                                                             ---------------------

Total Assets                                                               $       305,260
                                                                           =======================

                                    Liabilities and Stockholders' Equity
                                    ------------------------------------

Current Liabilities:
  Accounts payable                                                         $       199,645
  Accrued expenses                                                                  55,270
                                                                             ---------------------
Total Current Liabilities                                                          254,915
                                                                             ---------------------


Stockholders' Equity:
  Preferred stock ($.0001 par value, 10,000,000 shares authorized,
    none issued and outstanding)                                                        -
  Common stock ($0.0001 par value, 100,000,000 shares authorized,
    20,322,767 shares issued and outstanding)                                        2,032
  Additional paid-in capital                                                       804,028
  Deficit accumulated during development stage                                    (755,715)
                                                                             ---------------------
Total Stockholders' Equity                                                          50,345
                                                                             ---------------------
Total Liabilities and Stockholders' Equity                                  $      305,260
                                                                             =====================




                See accompanying notes to financial statements.

                                         PERF-GO GREEN, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                       STATEMENT OF OPERATIONS
                                       -----------------------


                                                 For the Period from
                                                  November 15, 2007
                                                    (Inception) to
                                                    March 31, 2008
                                               -----------------------

Operating expenses
  General and administrative                    $     627,025
                                               -----------------------
Total operating expenses                              627,025
                                               -----------------------

Loss from operations                                 (627,025)

Other income (expense)
  Interest income                                         391
  Interest expense                                   (129,081)
                                               ------------------------

Total other expense - net                            (128,690)
                                               ------------------------

Net loss                                       $     (755,715)
                                               ========================

Net loss per share - basic and diluted         $        (0.04)
                                               ========================

Weighted average number of shares outstanding
  during the period - basic and diluted            18,860,109
                                               ========================


                See accompanying notes to financial statements.


                                                                         PERF-GO GREEN, INC.
                                                                    (A DEVELOPMENT STAGE COMPANY)
                                                             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                                 FOR THE PERIOD FROM NOVEMBER 15, 2007 (INCEPTION) TO MARCH 31, 2008
                                                 -------------------------------------------------------------------


                                                                                                 Deficit
                                                              Common Stock       Additional     Accumulated          Total
                                                       -----------------------    Paid-in         during         Stockholders'
                                                          Shares       Amount     Capital    Development Stage      Equity
                                                       -------------------------------------------------------------------------

Contributed capital - related party                             -     $    -        $     100      $        -        $       100


Common stock issued for compensation - founders
  - ($0.0001/share)                                    18,800,000      1,880                -               -              1,880

Common stock issued in connection with conversion
  of convertible debt and related accrued interest
  ($0.50/share)                                         1,522,767        152          761,231               -            761,383


Warrants issued as compensation in connection with
  convertible debt funding                                      -          -           42,697               -             42,697


Net loss from November 15, 2007 (inception date) to
  March 31, 2008                                                -          -                -        (755,715)          (755,715)
                                                       ----------------------------------------------------------------------------

Balance March 31, 2008                                 20,322,767     $ 2,032      $  804,028       $  (755,715)          50,345
                                                       ============================================================================


                See accompanying notes to financial statements.

                                          PERF-GO GREEN, INC.
                                     (A DEVELOPMENT STAGE COMPANY)
                                        STATEMENT OF CASH FLOWS
                                        -----------------------


                                                                                           For the Period from
                                                                                            November 15, 2007
                                                                                             (Inception) to
                                                                                             March 31, 2008
                                                                                        ---------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                                      $      (755,715)
 Adjustments to reconcile net loss to net cash used in
   operating activities:
     Amortization of debt issue costs                                                                  75,000
     Depreciation                                                                                          85
     Stock issued for compensation - founders                                                           1,880
     Warrants issued as compensation in connection with
      convertible debt funding                                                                         42,697
  Changes in operating assets and liabilities:
    (Increase) in prepaid expenses                                                                    (32,615)
     Increase in accounts payable                                                                     199,645
     Increase in accrued expenses                                                                      55,270
     Increase in accrued interest payable                                                              11,383
                                                                                        --------------------------
     Net Cash Used In Operating Activities                                                           (402,370)
                                                                                        --------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                                                                (2,545)
                                                                                        --------------------------

     Net Cash Used in Investing Activities                                                             (2,545)
                                                                                        --------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributed capital - related party                                                                     100
  Proceeds from sale of convertible debt                                                              750,000
  Cash paid as direct offering costs - convertible debt funding                                       (75,000)
                                                                                         --------------------------
     Net Cash Provided By Financing Activities                                                        675,100
                                                                                         --------------------------

Net Increase in Cash and Cash Equivalents                                                             270,185

Cash and Cash Equivalents - Beginning of Period                                                           -
                                                                                         --------------------------

Cash and Cash Equivalents - End of Period                                                      $      270,185
                                                                                         ==========================

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
    Income Taxes                                                                               $           -
                                                                                         ==========================
    Interest                                                                                   $       75,000
                                                                                         ==========================

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock for conversion of convertible debt and
 related accrued interest                                                                      $      761,383
                                                                                         ==========================

                See accompanying notes to financial statements.

                                       F-5

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



Note 1 Nature of Operations and Summary of Significant Accounting Policies
--------------------------------------------------------------------------

Nature of Operations

Perf Go Green, Inc. (the "Company") is a Delaware corporation that was incorporated on November 15, 2007 as an LLC and then converted to a "C" corporation on January 7, 2008. The Company had no activity during its existence as an LLC.

The Company has been created as an environmentally friendly "green" company for the development and global marketing of eco-friendly, non-toxic, food contact compliant, biodegradable plastic products. We believe our plastic products will break down in landfill environments within twelve to twenty four months, leaving no visible or toxic residue. All of our products incorporate recycled plastic. The product is intended to be presented to mass retailers in the United States and Canada and it is the Company's intention to market the products worldwide.

Development stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include debt financing, product design and the development of mass-market product distribution networks for the eventual distribution of the products. There have been no sales since our Inception.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in 2008 included the valuation of stock issued for compensation and services, stock issued to convert outstanding debt and related accrued interest, warrants issued as compensation, estimated useful life of equipment, and a 100% valuation allowance for deferred taxes due to the Company's continuing and expected future losses.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At March 31, 2008, the balance exceeded the federally insured limit by $185,328.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

Equipment

Equipment is stated at cost, less accumulated depreciation on a straight-line basis over the estimated useful life, which is five years.

Earning per share

Earnings (loss) per share is computed by dividing net income (loss) by weighted average number of shares of common stock outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. At March 31, 2008, the Company had 1,650,000 warrants that could potentially dilute future earnings per share; however, a separate computation of diluted loss per share is not presented, as these common stock equivalents would be anti-dilutive.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amount reported in the balance sheet for prepaid expenses, accounts payable and accrued expenses approximates its fair market value based on the short-term maturity of these instruments.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During 2008, the Company only operated in one segment; therefore, segment information has not been presented.

Stock-based compensation

All share-based payments to employees is recorded and expensed in the statement of operations as applicable under SFAS No. 123R, "Share-Based Payment". The Company has not issued any stock based compensation since inception.

Non-employee stock based compensation

Stock-based compensation awards issued to non-employees for services are recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable,

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services" ("EITF 96-18"). The Company has issued stock warrants to a third party placement agent (See Note 4).

Derivative Liabilities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," requires bifurcation of embedded derivative instruments and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. Derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are valued using the Black-Scholes option-pricing model. At March 31, 2008, we had no such derivative instruments.

Advertising costs

Advertising costs are expensed as incurred. Advertising expense totaled $2,840 for the period from November 15, 2007 (Inception) to March 31, 2008.

Income taxes

For the period November 15, 2007 (Inception) to January 6, 2008, the Company was taxed as an LLC and was treated as a pass through entity. On January 7, 2008, the Company became a "C" corporation. The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" under this method, deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

We adopted the provisions of FASB Interpretation No. 48; "Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109" ("FIN
48). FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments. At March 31, 2008, we did not record any liabilities for uncertain tax position.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements", which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities", which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings. The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable. Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes. SFAS No. 159 is effective as of the beginning of the Company's 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51" (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent's ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent's ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, "Business Combinations" ("SFAS 141R"), which replaces FASB SFAS 141, "Business Combinations". This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company's results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a "plain vanilla" option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities--An Amendment of FASB Statement No. 133." ("SFAS 161"). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity's use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity's financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Going Concern
--------------------

As reflected in the accompanying financial statements, the Company has a net loss of $755,715 and net cash used in operations of $402,370 for the period ended March 31, 2008; and a deficit accumulated during the development stage of

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



$755,715 at March 31, 2008. In addition, the Company is in the development stage and has not yet generated any revenues. The ability of the Company to continue as a going concern is dependent upon the Company's ability to further implement its business plan and to continue to raise funds through debt or equity raises. The financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 Equipment
----------------

At March 31, 2008, equipment consisted of the following:

                                              Useful Life
                                         ------------------- ------------------
   Computer equipment                         5 Years                $   2,545
   Less: accumulated depreciation                                          (85)
                                                             ------------------
                                                                     $   2,460
                                                             ==================

Note 4 Convertible Debt Offering
--------------------------------

On January 15, 2008, February 8, 2008 and February 28, 2008, respectively, the Company sold $350,000, $250,000 and $150,000, respectively, of convertible debt each with warrants. The terms for the debt and warrants were as follows:

(A) Convertible Debt

     (1)  Terms

          a.   Interest rate at 10%.
          b.   Secured by substantially all assets of the Company.
          c.   Due one year from issue date.
          d.   Conversion   -  all  debt  and  related   accrued   interest  was
               convertible at $0.50/share.

     (2)  Conversion

     All debt and related accrued interest was converted on March 27, 2008. The Company issued 1,522,767 shares of common stock in exchange for $750,000 principal and $11,383 of accrued interest.

     (3)  Debt Issue Costs

     In connection with raising these proceeds, the Company paid $75,000 as direct offering costs to the placement agent. These costs were initially capitalized as debt issue costs and were being amortized over the life of the related convertible debt instrument.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



     Upon conversion of the debt on March 27, 2008, the remaining unamortized portion of debt issue costs was charged to interest expense on the statement of operations.

     (4)  Beneficial Conversion Feature and Derivative Liability

     Pursuant to EITF No.'s 98-5 and 00-27 and APB No. 14, the Company determined that the exercise price of $0.50 exceeded the market price of $0.0001 on each commitment date discussed above. The market price was determined based upon the Company's issuances to its founders for services rendered. As a result, no allocation of fair value was required amongst the convertible debt and warrants.

     The Company also determined that SFAS No. 133 and EITF 00-19 were not applicable, as the embedded conversion option did not require bifurcation.

(B) Warrants

     (1)  Terms

          a.   Exercise price - $0.75.
          b.   Expected term - 5 years

     (2)  Issuance

          a. The Company issued 1,500,000 warrants in the above debt offering. Each $1 of debt sold was accompanied by 2 stock warrants.

          b. The Company also issued, as a placement agent fee, 10% of the gross warrants sold with the convertible debt. Therefore, an additional 150,000 warrants were issued as additional compensation. The Company determined the valuation of these warrants by applying EITF 96-18 as follows:

     (3) Determining Fair Value

     The Company estimates the fair value of stock warrants granted using the Black-Scholes option-pricing formula. The fair value of this warrant compensation was $42,697 and was charged to interest expense upon each commitment date for services rendered in the form of a direct offering cost. The Company's determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding the number of highly subjective variables.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



     The fair value of warrant grants for the period from November 15, 2007 (Inception) to March 31, 2008 was estimated using the following weighted-average assumptions:


        Risk free interest rate                            1.90 - 2.70 %
        Expected term (in years)                                     5
        Expected dividend yield                                      0 %
        Expected volatility of common stock                        150 %
        Estimated annual forfeitures                                 0 %
        Exercise price                                          $0 .75

See Note 6 for additional warrant disclosure.

Note 5 Commitments and Related Party Transactions
-------------------------------------------------

During January 2008, the Company's CEO contributed $100 for general corporate activities. The Company recorded this as contributed capital.

Effective January 1, 2008, the Company entered into four separate three-year employment agreements with its senior management. The agreements provided for salaries ranging from $75,000 - $175,000 per annum. Each of these individuals will be entitled to an annual increase of 20% per annum over the term of the initial term of the employment agreement. There is additional compensation that can be earned given certain milestones.

The Company's Chief Operating Officer and Chief Marketing Officer have subleased certain office space to the Company. For the period from November 15, 2007 (Inception) to March 31, 2008, the Company was charged fair market value rent of $15,500. Each of these leases is month to month, and there is no committed arrangement. Beginning April 2008, monthly rent will be approximately $9,500/month.

A director of our Company is the officer of a manufacturer that the Company has entered into an agreement with. The terms require the Company to purchase a minimum amount of products on a monthly basis. The minimum requirement is not required to be met until October 2008.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



Note 6 Stockholders' Equity
---------------------------

On January 15, 2008, the Company issued 18,800,000 shares of common stock, having a fair value of $1,880 ($0.0001/ share), for services rendered.

A summary of warrant activity at March 31, 2008 is as follows:

                          Number of Warrants    Weighted Average Exercise Price
                          ------------------    -------------------------------

Granted                       1,650,000           $             0.75
Exercised                         -                               -
Forfeited                         -                               -
Cancelled                         -                               -
Balance - March 31, 2008      1,650,000           $             0.75
                              =========

All outstanding warrants are fully vested and exercisable.


                                          Warrants Outstanding/Exercisable
                                          --------------------------------
     Range of Exercise Price               Number Outstanding/Exercisable              Weighted Average Remaining Contractual Life
     -----------------------               ------------------------------              -------------------------------------------

              $0.75                                   1,650,000                                         4.88 years

Note 7 Income Taxes
-------------------

SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The Company has a net operating loss carryforward for tax purposes totaling $701,602 at March 31, 2008, expiring through the year 2028. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership). Temporary differences, which give rise to a net deferred tax asset, are as follows:

Significant deferred tax assets at March 31, 2008 are as follows:

Gross deferred tax assets:
  Net operating loss carryforwards                           $315,944
                                                             --------
  Total deferred tax assets                                   315,944
  Less: valuation allowance                                  (315,944)
                                                          -----------
    Net deferred tax asset recorded                       $         -
                                                          ============

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008



The valuation allowance at January 7, 2008 (Inception of the "C" corporation) was $0. The net change in valuation allowance during the period ended March 31, 2008, was an increase of $315,944. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of March 31, 2008.

The actual tax benefit differs from the expected tax benefit for the period ended March 31, 2008 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes and 16.72 % for New York State/City income taxes, a blended rate of 45.03%) as follows:


    Expected tax expense (benefit) - Federal                     $ (213,995)
    Expected tax expense (benefit) - State/City                    (126,318)
    Non-deductible stock and warrant compensation                     20,074
    Meals and entertainment                                            4,295
    Change in valuation allowance                                    315,944
                                                            -----------------
    Actual tax expense (benefit)                                 $         -
                                                            =================

Note 8 Subsequent Event
-----------------------

In April 2008, the Company entered into a one-year agreement with a third party to provide public relations services. The Company is required to pay
$12,000/month over the term of the agreement as well as certain related expenses.